                                                                    Exhibit 99.1

                                   SIGNATURES

This Statement on Form 3 is filed jointly by the Reporting Persons listed below.

Name of Designated Filer: OAKTREE CAPITAL MANAGEMENT, L.P.

Date of Event Requiring Statement: February 28, 2013

Issuer Name and Ticker or Trading Symbol: Dial Global, Inc. [DIAL]

                                        OCM PRINCIPAL OPPORTUNITIES FUND IV, L.P.

                                        By:  OCM Principal Opportunities Fund IV GP, L.P.
                                        Its: General Partner
                                        By:  OCM Principal Opportunities Fund IV GP Ltd.
                                        Its: General Partner
                                        By:  Oaktree Capital Management, L.P.
                                        Its: Director

                                        By:  /s/ Richard Ting
                                             -------------------------------------------
                                        Name: Richard Ting
                                        Title: Managing Director

                                        By:  /s/ Martin Boskovich
                                             -------------------------------------------
                                        Name: Martin Boskovich
                                        Title: Senior Vice President

                                        OCM PRINCIPAL OPPORTUNITIES FUND IV GP, L.P.

                                        By:  OCM Principal Opportunities Fund IV GP Ltd.
                                        Its: General Partner
                                        By:  Oaktree Capital Management, L.P.
                                        Its: Director

                                        By:  /s/ Richard Ting
                                             -------------------------------------------
                                        Name: Richard Ting
                                        Title: Managing Director

                                        By:  /s/ Martin Boskovich
                                             -------------------------------------------
                                        Name: Martin Boskovich
                                        Title: Senior Vice President

                                        OCM PRINCIPAL OPPORTUNITIES FUND IV GP LTD.

                                        By:  Oaktree Capital Management, L.P.
                                        Its: Director

                                        By:  /s/ Richard Ting
                                             -------------------------------------------
                                        Name: Richard Ting
                                        Title: Managing Director

                                        By:  /s/ Martin Boskovich
                                             -------------------------------------------
                                        Name: Martin Boskovich
                                        Title: Senior Vice President

                                        OAKTREE CAPITAL MANAGEMENT, L.P.

                                        By:  /s/ Richard Ting
                                             -------------------------------------------
                                        Name: Richard Ting
                                        Title: Managing Director

                                        By:  /s/ Martin Boskovich
                                             -------------------------------------------
                                        Name: Martin Boskovich
                                        Title: Senior Vice President

                                        OAKTREE HOLDINGS, INC.

                                        By:  /s/ Richard Ting
                                             -------------------------------------------
                                        Name: Richard Ting
                                        Title: Managing Director, Associate General
                                        Counsel and Assistant Secretary

                                        By:  /s/ Martin Boskovich
                                        ------------------------------------------------
                                        Name: Martin Boskovich
                                        Title: Senior Vice President